Virtus Newfleet Floating Rate MACS (the “Fund”),

a series of Virtus Managed Account Completion Shares (MACS) Trust (the “Trust”)

Supplement dated June 26, 2025 to the Fund’s Summary Prospectus and the Trust’s Statutory Prospectus,

each dated February 3, 2025

Important Notice to Investors

The following disclosure hereby will be added after the first sentence of the second paragraph in the “Principal Investment Strategies” section of the Summary Prospectus and the summary section of the Fund’s Statutory Prospectus:

For purposes of this policy, indirect exposure to Senior Loans through investment in exchange-traded funds (“ETFs”) that invest in such Senior Loans will be considered to be investments by the fund in Senior Loans. ETFs in which the fund invests may include affiliated ETFs that are also managed by the fund’s subadviser and/or its affiliates.

Further, the following disclosure will be added after the second sentence of the first paragraph in the “More About Principal Investment Strategies” section of the Fund’s Statutory Prospectus:

For purposes of this policy, indirect exposure to Senior Loans through investment in exchange-traded funds (“ETFs”) that invest in such Senior Loans will be considered to be investments by the fund in Senior Loans. ETFs in which the fund invests may include affiliated ETFs that are also managed by the fund’s subadviser and/or its affiliates.

The following disclosure is hereby added to the “Principal Risks” section of the Summary Prospectus and the summary section of the Fund’s Statutory Prospectus:

> Affiliated Exchange-Traded Funds (ETFs) Risk: The fund’s subadviser may select and substitute affiliated and/or unaffiliated ETFs, which may create a conflict of interest.

> Exchange-Traded Funds (ETFs) Risk: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs to the fund of owning shares of an ETF may exceed the cost of investing directly in the underlying securities.

In the Trust’s Statutory Prospectus, a row is hereby added to the table at the beginning of the “More Information About Risks of Investing in the Funds” section reflecting that “Affiliated Exchange Traded Funds (ETFs)” is a principal risk of the Fund, and the row of that table for Exchange Traded Funds (ETFs)” is hereby amended to reflect that it is a principal risk of the Fund. Further, the following disclosure is hereby added to the “More Information About Risks of Investing in the Funds” section:

Affiliated Exchange-Traded Funds (ETFs)

A fund’s subadviser has the authority to select and substitute affiliated and/or unaffiliated ETFs to serve as investments for the fund, which may create a conflict of interest because the subadviser or its affiliate(s) may receive fees from affiliated ETFs, some of which pay the subadviser or its affiliate(s) more than others. However, as a fiduciary to the fund, the subadviser is obligated to act in the fund’s best interest when selecting ETFs to serve as investments for the fund.

Investors should retain this supplement with the Prospectuses for future reference.

VMACS 8485/FRMACS ETF Investing (6/2025)

Virtus Managed Account Completion Shares (MACS) Trust (the “Trust”)

Supplement dated June 26, 2025 to the Trust’s Statutory Prospectus dated February 3, 2025

Important Notice to Investors

The “Daily NAV Information” disclosure on the back cover of the Statutory Prospectus is hereby removed to correct a scrivener’s error.

Investors should retain this supplement with the Prospectus for future reference.

VMACS 8485/Back Cover Correction (6/2025)